SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 10, 2006


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 1-12494                  62-154718
       (State or Other            (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)    File Number)          Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01  Other Events

     CBL & Associates Properties, Inc. (the "Company") is updating its consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2004 to reflect the application of the requirements of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," as well as the effects of the Company's stock split that occurred in June 2005.

     During March 2005, the Company sold five community centers and, in accordance with SFAS No. 144, has reported the results of operations of the community centers as discontinued operations for each period presented in its quarterly reports filed since the date of the sale, including any comparable periods of the prior year that are presented. The same reclassification as discontinued operations required by SFAS No. 144 following the sale of the community center is required for previously issued annual financial statements for each of the three years shown in the Company's last annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale.

     This reclassification has no effect on the Company's reported net income available to common shareholders. This Form 8-K updates Items 6, 7, 8 and 15 of the Company's Form 10-K to reflect the community centers sold in March 2005 as discontinued operations.

     At the Company's Annual Meeting of Shareholders on May 9, 2005, the Company's shareholders approved an increase in the authorized shares of the common stock under the Company's amended and restated certificate of incorporation to 180,000,000 shares from 95,000,000 shares. On May 10, 2005, the Company's Board of Directors approved a two-for-one stock split of the Company's common stock, which was effected in the form of a stock dividend. The record date for the stock split was June 1, 2005, and the distribution date was June 15, 2005. The Company retained the current par value of $0.01 per share for all shares of common stock. All references to numbers of common shares and per share data in this annual report on Form 10-K have been adjusted to reflect the stock split on a retroactive basis.

     The Operating Partnership currently has common units and special common units of limited partner interest outstanding that may be exchanged by their holders, under certain circumstances, for shares of common stock on a one-for-one basis. These common units and special common units were also split on a two-for-one basis so that they continue to be exchangeable on a one-for-one basis into shares of the Company's common stock. All references to numbers of common units and special common units and related per unit data in this annual report on Form 10-K have also been adjusted to reflect the stock split on a retroactive basis.

     This Form 8-K updates the cover page and Items 1, 5, 6, 7, 8 and 15 of the Company's Form 10-K to reflect the two-for-one stock split, which was effected in the form of a stock dividend, that occurred on June 15, 2005.

     All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above.



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
Index to Exhibit 99.1                                                   Page Number
--------------------------------------------------------------------------------------
Form 10-K Cover Page                                                         6
Item 1:    Business                                                          7
Item 5:    Market For Registrant's Common Equity, Related Stockholder
           Matters And Issuer Purchases Of Equity Securities                 16
Item 6:    Selected Financial Data                                           17
Item 7:    Management's Discussion and Analysis of Financial
           Condition and Results of Operations                               19
Item 8:    Financial Statements And Supplementary Data                       34
Item 15.   Exhibits, Financial Statement Schedules And Reports
           On Form 8-K                                                       34



Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits


     Exhibit
     Number       Description
     -------      -----------
     23.1         Consent of Deloitte & Touche LLP

     99.1 Items 1, 5, 6, 7, 8 and 15 of the Company's Annual Report on Form 10-K for the Year Ended December 31, 2004, as amended, as revised for the adoption of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and the Company's two-for-one stock split, which was effected in the form of a stock dividend, that occurred June 15, 2005


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CBL & ASSOCIATES PROPERTIES, INC.


                                              /s/ John N. Foy
                                  -------------------------------------------
                                                 John N. Foy
                                               Vice Chairman,
                                    Chief Financial Officer and Treasurer



Date:  January 10, 2006

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